Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Covance Inc. ("Covance") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher A. Kuebler, Chairman of the Board and Chief Executive Officer of Covance, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Covance.



Date:    March 6, 2003

                                       /s/ CHRISTOPHER A. KUEBLER
                                       ---------------------------------
                                           Christopher A. Kuebler
                                           Chairman of the Board
                                           and Chief Executive Officer
                                           (Principal Executive Officer)